UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia 23219-0501

(Address of principal executive offices)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On February 24, 2015, MeadWestvaco Corporation ( the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the unaudited pro forma consolidated financial statements of the Company giving effect to the separation of the Company’s Specialty Chemicals business.

This amendment to the Initial Form 8-K amends and supplements Item 9.01 of the Initial Form 8-K to provide the pro forma consolidated statements of operations for the years ended December 31, 2013 and 2012 which were not filed with the Initial Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated statements of operations of the Company for the years ended December 31, 2014, 2013 and 2012 and the unaudited pro forma consolidated balance sheet of the Company as of December 31, 2014 are attached hereto as Exhibit 99.1.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Consolidated Financial Statements of MeadWestvaco Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

	By:	/s/ John J. Carrara
Date: February 27, 2015		John J. Carrara
Assistant Secretary

Exhibit Index

Exhibit Number	Description

99.1	Unaudited Pro Forma Consolidated Financial Statements of MeadWestvaco Corporation